                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                            Pocahantas Bancorp, Inc.

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:
                                  Dec 19, 2002
     -------------------------------------------------------------------------

Notes:
Reg. (S) 240.14a-101

                         [POCAHONTAS BANCORP, INC. LOGO]

December 20, 2002


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office, 1700 East Highland Drive, Jonesboro, Arkansas, at 2:00 p.m. (Arkansas time) on January 22, 2003.

The business to be conducted at the Annual Meeting includes (i) the election of two directors to the Board of Directors of the Company; and (ii) the ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2003.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,



Dwayne Powell
President and Chief Executive Officer

                            POCAHONTAS BANCORP, INC.
                            1700 East Highland Drive
                            Jonesboro, Arkansas 72403
                                 (870) 802-5900

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on January 22, 2003

         Notice is hereby given that the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company") will be held at the Company's main office, 1700 East Highland Drive, Jonesboro, Arkansas, on January 22, 2003 at 2:00 p.m. Arkansas time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of two directors to the Board of Directors of the Company;
         2. The ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2003; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on December 13, 2002 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                       By Order of the Board of Directors


                                       James A. Edington
                                       Secretary

Jonesboro, Arkansas
December 20, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            POCAHONTAS BANCORP, INC.
                            1700 East Highland Drive
                            Jonesboro, Arkansas 72403
                                 (870) 802-5900

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 2003

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pocahontas Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Meeting"), which will be held at the Company's main office, 1700 East Highland Drive, Jonesboro, Arkansas, on January 22, 2003, at 2:00 p.m., Arkansas Time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 20, 2002.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, James A. Edington, at the address of the Company shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's directors, officers and employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on December 13, 2002 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 4,314,295 shares issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. That means that the two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the affirmative vote of holders of a majority of the total votes present at the Meeting in person or by proxy is required to ratify the appointment of Deloitte & Touche, LLP as the Company's auditors. Abstentions and broker non-votes will not be counted as votes in favor of the proposal to ratify the appointment of Deloitte & Touche, LLP as the Company's auditors.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

         The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by the Company's directors and executive officers as a group, as well as each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock as of the Record Date.

                                             Amount of Shares
                                             Owned and Nature     Percent of Shares
                                               of Beneficial       of Common Stock
 Holder                                        Ownership (1)       Outstanding (4)
--------                                   ------------------    --------------------
All Directors and Executive Officers
as a Group (7 persons)                            993,290               23.0%

First Community Bank
401(k) Savings and Employee Stock
Ownership Plan (2)(3)
1700 East Highland Drive
Jonesboro, Arkansas  72403                        484,467               11.2

Tontine Financial Partners, L.P.
Tontine Partners, L.P.
Tontine Management, L.L.C.
Jeffrey L. Gendell
200 Park Avenue, Suite 3900
New York, New York 10166                          465,348               10.8

Dimensional Fund Advisers, Inc.
1299 Ocean Avenue, 11/th/ Floor
Santa Monica, California 90401                    300,100                7.0

                                                   (footnotes on following page)

________________________
(1) Based solely upon the filings made pursuant to the Exchange Act and information furnished by the respective persons. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within 60 days from the date as to which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as shares owned by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Under the First Community Bank 401(k) Savings and Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 468,555 shares of Common Stock were allocated under the ESOP.
(3) Excludes 51,201 shares of Common Stock or 9.6% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the named executive officers of the Company.
(4) Total Common Stock outstanding includes shares that may be acquired pursuant to presently exercisable options.

                        PROPOSAL I--ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of seven members. There currently is one vacancy on the Board of Directors. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Board of Directors has nominated to serve as directors Ralph P. Baltz and Marcus Van Camp, each to serve for a term of three years. Each nominee currently is a member of the Board of Directors. If elected at the Meeting, each director will serve for three years and until his successor shall have been elected and shall qualify.

         The table below sets forth certain information regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. The proxies solicited on behalf of the Board of Directors cannot be voted for a greater number of persons than the two named nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understanding between the nominees and any other person pursuant to which such nominees were selected.

                                                                                        Shares of
                                                                                      Common Stock
                                   Positions                                          Beneficially
                                  Held in the          Served        Current Term       Owned on          Percent
 Name (1)            Age (4)       Company            Since (2)       to Expire       Record Date (3)     of Class
---------            -------     -------------        ---------      ------------    ---------------      --------
                                                     NOMINEES

Ralph P. Baltz       55          Chairman               1986            2003              196,894            4.6

Marcus Van Camp      54          Director               1990            2003               48,752            1.1

                                          DIRECTORS CONTINUING IN OFFICE

N. Ray Campbell      52          Director               1992            2004               60,699            1.4

A.J. Baltz           75          Director               2001            2004              197,252            4.6

Robert Rainwater     67          Director               1981            2005               48,924            1.1

James A. Edington    52          Director               1994            2005              251,770            5.8

Dwayne Powell        38          President, Chief       2000            2004              189,000            4.4
                                 Executive Officer
                                 and Director

_______________________
(1) The mailing address for each person listed is 1700 East Highland Drive, Jonesboro, Arkansas 72401. Each of the persons listed is also a director of First Community Bank (the "Bank"), the Company's wholly owned subsidiary.
(2) Reflects initial appointment to the Board of Directors of the Company's mutual predecessor for directors who have served since earlier than 1994.
(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners and Management."
(4)  As of December 13, 2002.

Board of Directors

         James A. Edington was President and Chief Executive Officer of the Company and the Bank from April 1999 to September 2001. Prior to that he served the Bank and the Company as Executive Vice President. He has been the Bank's compliance officer, security officer, secretary and treasurer. Mr. Edington has been employed in executive roles with the Bank since 1983 and currently serves as a Credit Analyst with the Bank.

         Ralph P. Baltz has been Chairman of the Board of the Bank since January 1997 and of the Company since its formation. Mr. Baltz is a general contractor and residential developer and is the President and owner/operator of Tri-County Sand and Gravel, Inc. Mr. Baltz is a cousin of a A.J. Baltz, a director of the Bank and the Company.

         Marcus Van Camp is the Superintendent of Schools at Pocahontas Public Schools, and has been employed by such schools for 32 years.

         N. Ray Campbell is the owner and operator of Big Valley Trailer Manufacturing. Prior to this, Mr. Campbell was the Plant Manager of Waterloo Industries, an industrial firm located in Pocahontas, Arkansas.

         Robert Rainwater is semi-retired. Prior to his retirement, Mr. Rainwater was the owner of Sexton Pharmacy in Walnut Ridge, Arkansas.

         Dwayne Powell was appointed President and Chief Executive Officer of the Company and the Bank in September 2001. Prior to this appointment, Mr. Powell had served as Chief Financial Officer of the Bank since October 1996 and of the Company since its formation. Prior to that, Mr. Powell was an Audit Manager for Deloitte & Touche LLP, primarily serving financial institution clients.

         A.J. Baltz is the owner of Baltz Feed Store in Pocahontas, Arkansas. Mr. Baltz also owns and leases commercial properties in the Pocahontas area. Mr. Baltz is a cousin of Ralph P. Baltz, Chairman of the Board of the Bank and the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they filed. Except as stated above, the Company knows of no person who owns 10% or more of the Common Stock. Based solely on the review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended September 30, 2002, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Meetings and Committees of the Board of Directors

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended September 30, 2002 the Board of Directors held 12 regular and no special meetings. During the fiscal year ended September 30, 2002 no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

         The Audit Committee of the Company consists of all the non-employee Directors of the Board of Directors. The Audit Committee met six times during the fiscal year ended September 30, 2002. The Audit Committee normally meets on a quarterly basis. The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants are responsible for expressing an opinion on the conformity of the Company's financial statements to generally accepted accounting principles.

         The Nominating Committee consists of Directors Robert Rainwater, Marcus Van Camp and James A. Edington, and meets annually to present officer and Director candidates to the Company. The Nominating Committee met once during the fiscal year ended September 30, 2002.

         The Compensation and Benefits Committee consists of all of the non-employee Directors of the Board of Directors. The committee met once during the fiscal year ended September 30, 2002. The committee meets to review the performance of officers and employees and determines compensation and benefits programs and adjustments.

         The Dividend Committee consists of the entire Board of Directors. The Dividend Committee meets at least quarterly to recommend the amount and type of dividend to be paid by the Company. The Dividend Committee met four times during the fiscal year ended September 30, 2002.

Directors' Compensation

         Each of the Company's directors received fees of $1,250 per month during the fiscal year ended September 30, 2002 for service on the Board of Directors of the Company. In addition, each director of the Company also serves as a director of the Bank; during the fiscal year ended September 30, 2002, each such director received additional fees of $500 per month for service on the Bank's Board of Directors. In addition, the Chairman of the Board received an additional $4,083 per month during the fiscal year ended September 30, 2002 for service as Chairman of the Board.

Executive Compensation

         The following table sets forth for the years ended September 30, 2002, 2001 and 2000, certain information as to the total remuneration paid by the Company to the Chief Executive Officer (the "Named Executive Officer"). No other executive officer received salary and bonuses exceeding $100,000 in the year ended September 30, 2002.

                                                                                    Long-Term Compensation
                                                                                ------------------------------
                                                 Annual Compensation                  Awards         Payouts
                                            ----------------------------------  ------------------------------
                                  Year                               Other       Restricted    Options/                  All
Name and                         Ended                            Annual Com-      Stock        SARS      LTIP          Other
Principal Position             Sept. 30,   Salary (1)  Bonus       pensation     Awards (3)      (#)     Payouts   Compensation (2)
------------------             ---------   ----------  -----       ---------    -----------   --------   -------   ----------------
Dwayne Powell ..............    2002      $246,000     $--          $--           $--           --         --        $37,667
    President and Chief         2001       169,250      --           --            --           --         --         34,667
    Executive Officer (4)       2000       153,500      --           --            --           --         --         27,668

______________________
(1)  Includes Board of Director and committee fees.
(2) Consists of payments made pursuant to the Bank's Profit Sharing Plan. See "--Executive Compensation." Also includes the Bank's contributions or allocations (but not earnings) pursuant to the Bank's ESOP.
(3) Represents awards made pursuant to the Company's Recognition and Retention Plan for Employees, which awards vest in five equal annual installments commencing on January 3, 2000. Dividends on such shares accrue and are paid to the recipient when the shares are granted. The value of such shares was determined by multiplying the number of shares awarded by the price at which the shares of common stock were sold.
(4) Mr. Powell was appointed President and Chief Executive Officer, effective October 1, 2001, upon the retirement of James A. Edington.

         Compensation Committee Interlocks. During the fiscal year ended September 30, 2002, the Company had no "interlocking" relationships in which (i) any executive officer is a member of the board of directors of another entity, one of whose executive officers is a member of the Company's Board of Directors, or (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

         Employment Agreements. The Bank has entered into an employment agreement with Dwayne Powell, its President and Chief Executive Officer. The employment agreement provides for a term of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year such that the remaining term shall be up to three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation. The agreement provides that the base salary of the executive will be reviewed annually. In addition to the base salary, the agreement provides that the executive is to receive all benefits provided to permanent full time employees of the Bank, including among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement permits the Bank to terminate the executive's employment for cause at any time. In the event the Bank chooses to terminate the executive's employment for reasons other than for cause, or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to be reelected to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment, (iv) the liquidation or dissolution of the Bank or the Company, or
(v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

         If termination, voluntary or involuntary, follows a change in control of the Bank, as defined in the agreement, the executive or, in the event of his death, his beneficiaries, would be entitled to a payment equal to the greater of
(i) the payments due under the remaining term of the agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Bank from time to time.

         The employment agreement provides that for a period of one year following termination, the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

         Upon the retirement in September 2001 of James A. Edington as President and Chief Executive Officer of the Company and of the Bank, Mr. Edington's employment agreement was terminated. In consideration for such termination, Mr. Edington received a cash payment of $1.6 million, payable in monthly installments. Mr. Edington also released the Bank and the Company from all further benefits accruals or contributions under his Supplemental Executive Retirement Plan (discussed below), provided that contributions previously made and transferred to his grantor trust are his sole property.

         1994 Stock Option Plan for Outside Directors. The Bank adopted the 1994 Stock Option Plan for Outside Directors of the Bank (the "1994 Directors' Plan") in April 1994, and such plan was subsequently approved by the Bank's stockholders. At that time, non-statutory stock options to purchase 20,643 shares were granted to the outside directors of the Bank. The 1994 Directors' Plan reserved 4,274 options for future grant. Any person who became a non-employee director subsequent to the effective date of the 1994 Directors' Plan was entitled to receive options for 1,424 shares of Bank common stock to the extent options were available. Options granted in 1994 vested ratably at 20% per year commencing on the first September 30th after the effective date of the 1994 Directors' Plan. The exercise price of the options was equal to the fair market value of the shares of Bank Common Stock underlying such option at the time the option was granted, or $10.00 per share of Bank Common Stock for options granted in conjunction with the Bank's initial stock offering. All options granted under the 1994 Directors' Plan were exercisable from time to time in whole or in part, and expire upon the earlier of ten years following the date of grant or three years following the date the optionee ceases to be a director. No options were granted under the 1994 Directors' Plan during the fiscal year ended September 30, 2002. On March 31, 1998, each share of Common Stock of the Bank, including shares underlying the options granted in the 1994 Directors' Plan, was converted (the "Conversion") into 4.0245 shares of Common Stock of the Company as part of the mutual-to-stock conversion of Pocahontas Federal Mutual Holding Company.

         Pocahontas Bancorp, Inc. Stock Option Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") for directors, officers and employees of the Bank and its affiliates and such plan was subsequently approved by the Company's stockholders. The Stock Option Plan is administered by a committee of non-employee directors. The Stock Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code, "non-statutory stock options" which do not qualify as incentive stock options, certain "limited rights" exercisable only upon a change in control of the Company or the Bank, "dividend equivalent rights" payable only upon declaration of an extraordinary dividend and "reload options", which provide an option to acquire shares of Common Stock equivalent to the shares used to pay for an option or deducted from a distribution to satisfy income tax withholding.

         On the effective date of the Stock Option Plan, incentive stock options for 277,075 shares of Company Common Stock were granted to employees and officers and non-statutory stock options for 80,000 shares were granted to outside directors. No shares were reserved for future grant. Options granted in 1998 vest ratably at 20% per year commencing on October 23, 1999. The exercise price of the options is equal to the fair market value of the shares of Company Common Stock underlying such options on the date of grant. Incentive stock options granted under the Stock Option Plan are exercisable in whole or in part and expire upon the earlier of ten years following the date of grant or three years following the date the optionee ceases to be an officer or employee. Non-statutory options expire upon the earlier of ten years and one day following the date of grant or three years following the date the optionee ceases to be a director. No options were granted in the year ended September 30, 2002 under the Stock Option Plan. In January 2000, the stockholders of the Company approved an amendment to the Stock Option Plan providing for accelerated vesting of awards upon a change in control of the Company or upon retirement, as defined in such plan.

         Pocahontas Bancorp, Inc. Recognition and Retention Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "Recognition and Retention Plan"), which was subsequently approved by the Company's stockholders. At the time of implementation of this plan, 142,830 shares of Company Common Stock were awarded to officers, directors and employees of the Company.

         A Committee of the Board of Directors of the Company composed of two or more non-employee directors of the Company administers the Recognition and Retention Plan. Awards were granted in the form of shares of Company Common Stock that were restricted by the terms of the Recognition and Retention Plan ("Restricted Stock"). Restricted Stock is nontransferable and nonassignable. Participants in the Recognition and Retention Plan become vested in shares of Company Common Stock covered by an award and all restrictions lapse at a rate of 20% per year commencing on January 3, 2000. Awards become fully vested (i.e., all restrictions lapse) upon termination of employment or cessation of service due to death or disability; in January 2000, the stockholders of the Company approved an amendment to the Recognition and Retention Plan providing for full vesting of awards upon a change in control of the Company or upon retirement, as defined in such plan. Upon termination of employment for any other reason, unvested shares of Restricted Stock are forfeited. The holders of the Restricted Stock have the right to vote such shares during the restricted period and receive the cash and stock dividends with respect to the Restricted Stock when declared and paid. The holders may not sell, assign, transfer, pledge or otherwise encumber any of the Restricted Stock during the restricted period.

         Director Emeritus Plan. The Bank currently has two former directors who have been appointed "Directors Emeritus." Upon reaching age 70 with 10 years of continuous service as a director, each current Director Emeritus was, upon retirement from the Board of Directors, appointed a "Director Emeritus" in exchange for performing consulting services for the Board of Directors. Under the current plan, in consideration of his services, a Director Emeritus will receive an annual fee of $18,000 for a ten year period (the "benefit period") following the director's designation as a Director Emeritus. The Director Emeritus Plan provides for survivor benefits payable to a designated beneficiary in an amount equal to the annual fee for the remainder of the ten year period, plus a $10,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

         The following table sets forth certain information regarding the shares acquired upon the exercise of options outstanding under the Company's stock option plans, and the value realized during fiscal year 2002 by the Named Executive Officer of the Company at September 30, 2002.

===============================================================================================================

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                      FISCAL YEAR-END OPTION VALUES
===============================================================================================================

                         Shares
                        Acquired                    Number of Unexercised            Value of Unexercised
                          upon         Value             Options at               In-The-Money Options at
           Name         Exercise     Realized        Fiscal Year-End                  Fiscal Year-End
                                                ------------------------------- -------------------------------
                                                  Exercisable/Unexercisable       Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------
Dwayne Powell               --          --              64,000/16,000                   $111,360/27,840

=============================================================================== ===============================

         401(k) Savings and Employee Stock Ownership Plan. The Bank merged its Employee Stock Ownership Plan ("ESOP") and Profit Sharing Plan to form the 401(k) Savings and Employee Stock Ownership Plan (the "KSOP"), effective October 1, 1997, to enable participants to invest in Bank Common Stock with the pre-tax deferral of their salary ("Elective Deferrals"). The KSOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code. Employees with a year of service with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate in any ESOP, matching or discretionary contributions under the plan. Any employee with one hour of service may participate in making any Elective Deferrals.

         The ESOP portion of the KSOP provides the plan with the ability to borrow money for the purpose of purchasing Bank Common Stock. As part of the Conversion, the ESOP portion of the KSOP borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the Common Stock issued in the Conversion. Collateral for the loan was the Common Stock purchased by the KSOP. Shares purchased with the ESOP loan are held in a suspense account for allocation among participants' accounts as the loan is repaid. As the ESOP loan is repaid from contributions the Bank makes to the ESOP portion of the KSOP, shares are released from the suspense account in an amount proportional to the repayment of the KSOP loan. The released shares are allocated among the ESOP accounts of participants who have a 1000 hours of service for the current plan year and are employed on the last day of the plan year, on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including shares in the KSOP, was converted into 4.0245 shares of Common Stock of the Company.

         Participants may elect to defer up to 15% of their salary into the KSOP ("Elective Deferrals"). The Bank may, in its discretion, make discretionary ("Discretionary Contributions") and/or matching contributions ("Matching Contributions") to the KSOP. Benefits in the ESOP, Discretionary Contributions and Matching Contributions generally will become 100% vested after five years of credited service. Employees are 100% vested in the Elective Deferral accounts and rollover accounts at all times under the plan. Participants will be credited for years of service with the Bank prior to the effective date of the plan. Forfeitures of Matching and Discretionary Contributions will be used to reduce such contributions in succeeding plan years; forfeitures of ESOP Contributions are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service in a lump sum or, at the election of the participant, in installments not to exceed five years. The Bank's contributions to the KSOP are discretionary, subject to the ESOP loan terms and tax law limits, so benefits payable under the KSOP cannot be estimated.

         The KSOP provides for loans to employees not to exceed 50% of their vested Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Account balances, or $50,000. Withdrawals are permitted only to the extent of hardship (e.g., medical expenses), to purchase a primary residence, for limited education expenses or any other condition or event as determined by the Commissioner of the Internal Revenue Service from the vested portion of the Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Accounts.

         A committee was appointed by the Board of Directors of the Bank to administer the KSOP (the "KSOP Committee"). The KSOP Committee instructs the trustee regarding investment of funds contributed to the KSOP. The KSOP trustee is required to vote all allocated shares held in the KSOP in accordance with the instructions of the participants; unallocated shares shall be voted in a manner calculated to reflect most accurately the instructions the KSOP trustee has received from participants regarding the allocated stock. If no shares have been allocated, KSOP participants will be deemed to have one share of stock allocated to his account for the sole purpose of providing the trustee with voting instructions. Under ERISA, the Secretary of Labor is authorized to bring an action against the KSOP trustee for the failure of the KSOP trustee to comply with its fiduciary responsibilities. Such a suit could seek to enjoin the KSOP trustee from violating its fiduciary responsibilities and could result in the imposition of civil penalties or criminal penalties if the breach is found to be willful.

         Supplemental Executive and Director Retirement Plans. The Bank has implemented non-qualified Supplemental Executive and Director Retirement Plans ("SERP") to provide a select group of management and highly compensated employees as well as directors who serve on the Board until the age of 60 (or, in some cases, 65), with additional benefits following termination of employment or service due to retirement, death, after a change in control or involuntary termination. The contribution made to the SERP is intended to provide an actuarially determined annual benefit of $214,286 for Dwayne Powell, payable monthly for 20 years (and, in the case of directors, amounts ranging from $29,316 and $35,640, payable over twenty years). In the event of the employee's disability, the employee will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the employee's death following disability, the employee's beneficiary will receive an additional lump sum death benefit equal to $2.35 million in the case of Mr. Powell, reduced by all prior contributions made to the SERP on behalf of the participant. In the event of a director's disability, the director would be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the director's death following disability, the director's beneficiary will receive an additional lump sum benefit of $600,000,reduced by all prior contributions made to the plan on behalf of the director. The SERPs also provide for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

         The Bank and the SERP participants have each established a trust in connection with each SERP. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERP. The assets of the trusts will be beneficially owned by the SERP participants, who will recognize income as contributions are made to the trusts. Earnings on the trust's assets are taxable to the participant. The trustee of the trust may, among other things, invest the trust's assets in the Company Common Stock and may purchase life insurance on the life of the participant with assets of the trust.

         In fiscal 2001, the Company and the Bank entered into agreements with directors Campbell, Ervin, Van Camp and Rainwater providing for a cash payment to them equal to the present value of the remaining contributions required to be made by the Bank on behalf of such directors to their respective SERPs. In consideration for this payment, the directors agreed that no further benefits accruals or contributions would be made under their SERPs, which were terminated. Also in fiscal 2001, the Company and the Bank entered into an agreement with director Ralph P. Baltz that reduced the payout to his SERP on a change in control of the Bank or the Company to the remaining annual contributions due to his SERP.

Audit Committee Report

         Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers, Inc. The Company's Board of Directors has adopted a written charter for the Audit Committee.

         In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing responsibilities, the Audit Committee has:

         . Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended September 30, 2002;

         . Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         . Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such acts.

              This report has been provided by the Audit Committee:

                                    Ralph P. Baltz
                                    Marcus Van Camp
                                    N. Ray Campbell
                                    Robert Rainwater
                                    A.J. Baltz

Report of the Compensation and Benefits Committee on Executive Compensation

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to Dwayne Powell, its Chief Executive Officer and other executive officers. The Compensation and Benefits Committee annually reviews the performance of senior management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of the stockholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

         In evaluating changes to compensation, the Committee informally contacts management of a number of peer institutions to ascertain compensation levels at such institutions. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability and return on average assets as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Committee in fiscal 2002 included general management oversight of the Company and the Bank, the quality of communications with the Board of Directors, and productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer.

         After evaluating the foregoing factors, as well as Mr. Powell's promotion from Chief Financial Officer to Chief Executive Officer, effective October 1, 2001, the Committee increased by 50.0% the base salary of Mr. Powell for fiscal year 2002.

         This report has been provided by the Compensation and Benefits
Committee.

                  A.J. Baltz                Marcus Van Camp
                  Robert Rainwater          N. Ray Campbell
                  Ralph P. Baltz

Stock Performance Graph

         The Common Stock of the Company has traded only since March 31, 1998. Following the close of trading on March 31, 1998, each share of common stock of the Bank was converted into 4.0245 shares of Common Stock in connection with the Conversion. The graph compares the cumulative total return including dividends for the period ended on September 30, 2002, for the following: (a) the common stock of the Bank (the predecessor of the Company) beginning with September 30, 1997, (b) stocks included in the Nasdaq Composite Index, beginning with the close of trading on September 30, 1997, and (c) stocks included in the SNL Thrift Index, beginning with the close of trading on September 30, 1997.

                                    [GRAPH]
                                             Period Ending
                          ------------------------------------------------------
Index                     9/30/97  9/30/98  9/30/99  9/30/00  9/30/01  9/30/02
--------------------------------------------------------------------------------
Pocahontas Bancorp, Inc.   100.00   115.69    83.52   106.86   115.77   159.03
NASDAQ - Total U.S.        100.00   101.58   165.72   220.06    89.93    70.85
SNL Thrift Index           100.00    89.65    85.40   103.88   140.31   147.68

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates, subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, and their associates totaled $8.5 million at September 30, 2002, which was 17.8% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms during the three years ended September 30, 2002. All loans to directors and officers were performing in accordance with their terms at September 30, 2002.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of Deloitte & Touche, LLP to be the Company's auditors for the 2003 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Deloitte & Touche, LLP, for the Company's fiscal year ending September 30, 2003. A representative of Deloitte & Touche, LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         In order to ratify the selection of Deloitte & Touche, LLP, as the auditors for the 2003 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE, LLP, AS AUDITORS FOR THE 2003 FISCAL YEAR.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Deloitte & Touche, LLP during fiscal year 2002.

         Audit Fees                                           $  151,456
         Financial Information Systems
           Design and Implementation Fees                     $       --
         Tax Services                                         $   15,675
         All Other Fees                                       $       --

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Deloitte & Touche, LLP's independence. The Audit Committee concluded that performing such services does not affect Deloitte & Touche, LLP's independence in performing its function as auditor of the Company.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting has to be received at the Company's executive office, 1700 East Highland Drive, Jonesboro, Arkansas 72403, no later than October 7, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the next annual meeting of stockholders is expected to be held is February 4, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before this annual meeting of stockholders must be given to the Company no later than October 31, 2003. If notice is received after October 31, 2003, it will be considered untimely, and the Company will not be required to present the matter at the stockholders' meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2002, AND A COPY OF THE COMPANY'S 2002 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JAMES A. EDINGTON, SECRETARY, POCAHONTAS BANCORP, INC., 1700 EAST HIGHLAND DRIVE, JONESBORO, ARKANSAS 72403, OR CALL 870-802-5900.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          James A. Edington
                                          Secretary

Jonesboro, Arkansas
December 20, 2002

                                 REVOCABLE PROXY

                            POCAHONTAS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 2003

         The undersigned hereby appoints the official proxy committee consisting of those members of the Board of Directors not nominated below, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office, 1700 East Highland Drive, Jonesboro, Arkansas on January 22, 2003 at 2:00 p.m., Arkansas Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                  VOTE
                                                                     FOR         WITHHELD
                                                                     ---         --------
                                                                 (except as
                                                                  marked to
                                                                 the contrary
                                                                   below)
1.    The election as Directors of all nominees listed below,     [_]               [_]
      each to serve for a term of three years.

               Ralph P. Baltz
               Marcus Van Camp

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

______________________

______________________

                                                                FOR      AGAINST       ABSTAIN
                                                                ---      -------       -------
2.    The ratification of Deloitte & Touche, LLP as the         [_]        [_]            [_]
      Company's independent auditor for the fiscal year
      ending September 30, 2003.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

________________________________________________________________________________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated December 20, 2002, and audited financial statements.

Dated: ________________________                   Check Box if You Plan
                                              [_] to Attend Annual Meeting


_______________________________              ___________________________________
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


_______________________________              ___________________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

________________________________________________________________________________

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

________________________________________________________________________________